POLARIS GLOBAL VALUE FUND

                       Supplement Dated December 14, 2001
                       to Prospectus Dated October 1, 2001

As of January 13, 2002, the following amendments to the Fund's Prospectus will become effective:

The section entitled "Fee Tables" on page 4 of the Prospectus is amended by deleting the chart relating to Shareholder Fees and replacing it with the following chart:

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load) Imposed on Purchases                           None
Maximum Sales Charge (Load) Imposed on Reinvested D                        None
Maximum Deferred Sales Charge (Load)                                       None
Redemption Fee (as a percentage of amount redeemed or exchanged,
 if applicable)                                                         1.00%(1)

(1) If you redeem or exchange your shares within 180 days of purchase, you will be charged a 1.00% redemption fee. However, the redemption fee will not apply to redemptions or exchanges of shares purchased prior to January 13, 2002 or shares redeemed or exchanged after 180 days from the date of purchase.

The section entitled "Your Account-General Information" is amended by deleting the first paragraph of that section on page 8 of the Prospectus and replacing it with the following paragraph:

You may purchase or sell (redeem) the Fund's shares at the net asset value of a share ("NAV") minus any applicable redemption fee next calculated after the Transfer Agent receives your request in proper form (as described in this Prospectus on pages 12 through 17). For instance, if the Transfer Agent receives your purchase request in proper form after 4:00 p.m., Eastern time, your transaction will be priced at the next business day's NAV. The Fund cannot accept orders that request a particular day or price for the transaction or any other special conditions.

The section entitled "Your Account-Selling Shares" of the Prospectus is amended by adding the following disclosure after the subsection entitled "Your-Account-Selling Shares-Signature Guarantee Requirements" on page 13 of the
Prospectus:

REDEMPTION FEE If you redeem your shares within 180 days of purchase, you will be charged a 1.00% redemption fee. However, the redemption fee will not apply to redemptions of shares purchased prior to January 13, 2002 or shares redeemed after 180 days from the date of purchase. The fee is charged for the benefit of remaining shareholders and will be paid to the Fund to help offset transaction costs. To calculate redemption fees, the Fund will use the first-in, first-out
(FIFO) method to determine the holding period. Under this method, the date of the redemption will be compared with the earliest purchase date of shares held in the account. The Fund reserves the right to modify the terms of or terminate the fee at any time.

The section entitled "Your Account-Exchange Privileges" of the Prospectus is amended by deleting the first paragraph of that section on page 13 of the Prospectus and replacing it with the following

You may exchange your Fund shares for shares of another fund of the Trust by telephone or in writing. For a list of funds available for exchange, you may call the Transfer Agent. If you exchange into a fund that imposes a sales charge, you will have to pay that fund's sales charge at the time of exchange. Because exchanges are a sale and purchase of shares, they may have tax consequence. If you exchange your shares within 180 days of purchase, you will be charged a 1.00% redemption fee. However, the redemption fee will not apply to exchanges of shares purchased prior to January 13, 2002 or shares exchanged after 180 days from the date of purchase. To calculate redemption fees, the Fund will use the first-in, first-out (FIFO) method to determine the holding period. Under this method, the date of the exchange will be compared with the earliest purchase date of shares held in the account. The Fund reserves the right to modify the terms of or terminate the fee at any time.